Exhibit 10.63
Conformed Copy

Waters Corporation
First Amendment to Note Purchase Agreement
Re:
Note Purchase Agreement Dated as of February 1, 2010
and
$100,000,000 3.75% Senior Guaranteed Notes, Series A,
due February 1, 2015
$100,000,000 5.00% Senior Guaranteed Notes, Series B,
due February 1, 2020
Dated as of March 15, 2011

Table of Contents
(Not a part of this First Amendment to Note Purchase Agreement)
Schedule I — Name of Holders and Principal Amount of Notes
Exhibit 2(f) — Form of Opinion of Special Counsel for the Company

-i-

Waters Corporation
34 Maple Street
Milford, MA 01757
First Amendment to Note Purchase Agreement
Re: Note Purchase Agreement dated as of February 1, 2010
and
3.75% Senior Guaranteed Notes, Series A, due February 1, 2015
5.00% Senior Guaranteed Notes, Series B, due February 1, 2020
Dated as of March 15, 2011
To each of the holders (the “Noteholders”)
    listed in Schedule I to this First
    Amendment to Note Purchase Agreement
Ladies and Gentlemen:
     Reference is made to (i) the Note Purchase Agreement dated as of February 1, 2010, by and among Waters Corporation, a Delaware corporation (the “Company”), and each of you (the “Agreement”), (ii) the $100,000,000 aggregate principal amount of 3.75% Senior Guaranteed Notes, Series A, due February 1, 2015 of the Company (the “Series A Notes”), and (iii) the $100,000,000 aggregate principal amount of 5.00% Senior Guaranteed Notes, Series B, due February 1, 2020 of the Company (the “Series B Notes” and collectively with the Series A Notes, the “Notes”). Capitalized terms used in this First Amendment to Note Purchase Agreement (this “Amendment”) without definition shall have the meanings given such terms in the Agreement.
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company requests the amendment of certain provisions of the Agreement as hereinafter provided.
     Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Company of similar acceptances from the Noteholders, this Amendment shall be effective, but only in the respects hereinafter set forth:
Section 1. Amendments To Agreement.
     Section 1.1. Books and Records; Compliance. Section 9.4 of the Agreement is hereby amended by amending and restating clause (b) thereof in its entirety to read as follows:
     (b) For purposes of determining compliance with the financial covenants contained in this Agreement, any election by

Waters Corporation	First Amendment to Note Purchase Agreement
the Company to measure an item of Debt using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification No. 825 (Financial Instruments) or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
     Section 1.2. Liens. Section 10.5 of the Agreement is hereby amended by amending and restating clause (a) thereof in its entirety to read as follows:
     (a) The Company will not create, incur, assume or permit to exist, or permit any Subsidiary to create, incur, assume or permit to exist, any Lien on any property or asset now owned or hereafter acquired by it securing Debt unless, after giving effect thereto, the sum of (without duplication) (i) all Debt secured by all such Liens, (ii) the principal amount of all Debt of Subsidiaries that are not Guarantors permitted by Section 10.6(b) and (iii) all Attributable Debt in respect of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions entered into at the time the property subject thereto is acquired or within 90 days thereafter) permitted by Section 10.7, does not at any time exceed the greater of $180,000,000 or 15% of Consolidated Net Tangible Assets. For the purpose of this Section 10.5, Treasury Stock to the extent constituting Margin Stock shall be deemed not to be an asset of the Company and its Subsidiaries.
     Section 1.3. Subsidiary Debt. Section 10.6 of the Agreement is hereby amended and restated in its entirety to read as follows:
     Section 10.6. Subsidiary Debt. The Company will not permit any Subsidiary that is not a Guarantor to create, incur, assume or permit to exist any Debt, except:
     (a) Debt to the Company or any other Subsidiary; and
     (b) other Debt; provided that the sum of (without duplication) (i) the principal amount of all Debt permitted by this clause (b), (ii) the principal amount of all Debt secured by Liens permitted by Section 10.5(a) and (iii) all Attributable Debt in respect of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions entered into at the time the property subject thereto is acquired or within 90 days thereafter) permitted by Section 10.7 does not at any time exceed the greater of $180,000,000 or 15% of Consolidated Net Tangible Assets.
     Section 1.4. Sale and Leaseback Transactions. Section 10.7 of the Agreement is hereby amended and restated in its entirety to read as follows:

Waters Corporation	First Amendment to Note Purchase Agreement
     Section 10.7. Sale and Leaseback Transactions. The Company will not enter into or be party to, or permit any Subsidiary to enter into or be party to, any Sale and Leaseback Transaction (other than any Sale and Leaseback Transaction entered into at the time the property subject thereto is acquired or within 90 days thereafter) unless after giving effect thereto the sum of (without duplication) (i) all Attributable Debt permitted by this Section 10.7, (ii) the principal amount of all Debt of Subsidiaries that are not Guarantors permitted by Section 10.6(b) and (iii) the principal amount of all Debt secured by Liens permitted by Section 10.5(a) does not exceed the greater of $180,000,000 or 15% of Consolidated Net Tangible Assets.
     Section 1.5. Amendment to Defined Terms. The definition of “Consolidated EBITDA” set forth in Schedule B of the Agreement is hereby amended by amending and restating clause (d) in its entirety to read as follows:
     (d) stock-based employee compensation expense related to any grant of stock options or restricted stock to the extent deducted from such consolidated net income for such period pursuant to Financial Accounting Standards Board Accounting Standards Codification No. 718 (Compensation — Stock Compensation), as amended, or any successor standard or rule, and
Section 2. Conditions Precedent.
     This Amendment shall not become effective until, and shall become effective on, the Business Day when each of the following conditions shall have been satisfied (the “Effective Date”):
     (a) Each Noteholder shall have received this Amendment, duly executed by the Company.
     (b) The Required Holders shall have consented to this Amendment as evidenced by their execution thereof.
     (c) The representations and warranties of the Company set forth in Section 3 hereof shall be true and correct as of the date of the execution and delivery of this Amendment and as of the Effective Date.
     (d) Any consents or approvals from any holder or holders of any outstanding security or indebtedness of the Company and any amendments of agreements pursuant to which any securities or indebtedness may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the Required Holders and their special counsel.

Waters Corporation	First Amendment to Note Purchase Agreement
     (e) All corporate and other proceedings in connection with the transactions contemplated by this Amendment and all documents and instruments incident to such transactions shall be satisfactory to the Required Holders and their special counsel, and the Required Holders and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as the Required Holders or such special counsel may reasonably request.
     (f) Each Noteholder shall have received an opinion of legal counsel in form and substance satisfactory to the Required Holders and their special counsel, dated the date of this Amendment, from Morgan, Lewis & Bockius LLP, in its capacity as special counsel for the Company covering the matters set forth in Exhibit 2(f) and covering such other matters incident to the transactions contemplated hereby as the Required Holders or their special counsel may reasonably request.
     (g) The Company shall have paid the fees, charges and disbursements of the Noteholders’ special counsel, Chapman and Cutler LLP, which fees, charges and disbursements are reflected in a statement of such special counsel delivered to the Company at the time of the execution and delivery of this Amendment.
Section 3. Representations and Warranties.
     The Company hereby represents and warrants that as of the date of execution and delivery of this Amendment and as of the Effective Date:
     (a) The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.
     (b) The Company has the corporate power to own its property and to carry on its business as now being conducted.
     (c) The Company is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the failure to do so would, individually or in the aggregate, have a Material Adverse Effect.
     (d) This Amendment and the Agreement, as amended hereby, and the transactions contemplated hereby are within the corporate powers of the Company, have been duly authorized by all necessary corporate action on the part of the Company, and this Amendment and the Agreement, as amended hereby, have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.
     (e) After giving effect to this Amendment, there are no Defaults or Events of Default under the Agreement, as amended hereby.
     (f) The execution, delivery and performance of this Amendment and the Agreement, as amended hereby, does not and will not result in a violation of or default

Waters Corporation	First Amendment to Note Purchase Agreement
under (A) the articles of incorporation or bylaws of the Company, (B) any agreement to which the Company is a party or by which it is bound or to which the Company or any of its properties is subject, (C) any order, writ, injunction or decree binding on the Company, or (D) any statute, regulation, rule or other law applicable to the Company.
     (g) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Amendment and the Agreement, as amended hereby.
     (h) Other than this Amendment, there are no other amendments, modifications, supplements or waivers to the Agreement.
     (i) The Noteholders listed on Schedule I to this Amendment are the holders of record of all outstanding Notes issued under the Agreement and set forth opposite their names in such Schedule is the correct outstanding principal amount of the Notes of such Noteholder.
Section 4. Miscellaneous.
     Section 4.1. Except as amended herein, all terms and provisions of the Agreement and related agreements and instruments are hereby ratified, confirmed and approved in all respects.
     Section 4.2. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import in instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Agreement, as amended hereby.
     Section 4.3. The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
     Section 4.4. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
     Section 4.5. This First Amendment is expressly subject to Section 22.8 (Jurisdiction and Process; Waiver of Jury Trial) of the Agreement, which Section is incorporated herein and made applicable hereto by this reference.
     Section 4.6. All warranties, representations, and covenants made by the Company herein will be considered to have been relied upon by the Noteholders and will survive the execution and delivery of this Amendment.

Waters Corporation	First Amendment to Note Purchase Agreement
     Section 4.7. This Amendment will inure to the benefit of and be binding upon the successors and assigns of each of the parties. The provisions of this Amendment for the benefit of the Noteholders are intended in all cases, whether explicitly so stated or not, to be for the benefit of all holders, from time to time, of the Notes, and will be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Amendment has been made by such Noteholder or its successors or assigns.
     Section 4.8. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or email shall be as effective as delivery of a manually executed counterpart of this Amendment.
[Remainder of Page Intentionally Blank]

     The execution hereof by the holders shall constitute a contract among the Company and the holders for the uses and purposes hereinabove set forth. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Waters Corporation
By	/s/ John Ornell
	Name:	John Ornell
	Title:	VP Finance and Administration and CFO, Assistant Treasurer and Assistant Secretary
Exhibit 2(f)
(to First Amendment to Note Purchase Agreement)

Waters Corporation	First Amendment to Note Purchase Agreement
     This foregoing Amendment is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

Hartford Life Insurance Company
Hartford Fire Insurance Company
Hartford Accident and Indemnity Company

By:	Hartford Investment Management Company Their Agent and Attorney-in-Fact

	By	/s/ Ronald A. Mendel

Name: Ronald A. Mendel
Title: Managing Director

Waters Corporation	First Amendment to Note Purchase Agreement

The Northwestern Mutual Life Insurance Company
By	/s/ Howard Stern
	Name:	Howard Stern
Its Authorized Representative

Waters Corporation	First Amendment to Note Purchase Agreement

Massachusetts Mutual Life Insurance Company

By	Babson Capital Management LLC as Investment Adviser

	By	/s/ Elisabeth A. Perenick

		Name:	Elisabeth A. Perenick
		Title:	Managing Director

C.M. Life Insurance Company

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ Elisabeth A. Perenick

		Name:	Elisabeth A. Perenick
		Title:	Managing Director

MassMutual Asia Limited

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ Elisabeth A. Perenick

		Name:	Elisabeth A. Perenick
		Title:	Managing Director

Waters Corporation	First Amendment to Note Purchase Agreement

The Lincoln National Life Insurance Company

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney-In-Fact

	By	/s/ Jayson Bronchetti

Name: Jayson Bronchetti
Title: Vice President

Lincoln Life & Annuity Company of New York

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney In Fact

	By	/s/ Jayson Bronchetti

Name: Jayson Bronchetti
Title: Vice President

Waters Corporation	First Amendment to Note Purchase Agreement

New York Life Insurance Company
By	/s/ Colleen C. Cooney
	Name:	Colleen C. Cooney
	Title:	Corporate Vice President

New York Life Insurance and Annuity Corporation

By	New York Life Investment Management LLC, its Investment Manager

By	/s/ Colleen C. Cooney
	Name:	Colleen C. Cooney
	Title:	Vice President

Forethought Life Insurance Company

By	New York Life Investment Management LLC,
its Investment Manager

By	/s/ Colleen C. Cooney
	Name:	Colleen C. Cooney
	Title:	Vice President

Waters Corporation	First Amendment to Note Purchase Agreement

Pacific Life Insurance Company
By	/s/ Violet Osterberg
	Name:	Violet Osterberg
	Title:	Assistant Vice President

By	/s/ Cathy L. Schwartz
	Name:	Cathy L. Schwartz
	Title:	Assistant Secretary

Pacific Life & Annuity Company
By	/s/ Violet Osterberg
	Name:	Violet Osterberg
	Title:	Assistant Vice President

By	/s/ Cathy L. Schwartz
	Name:	Cathy L. Schwartz
	Title:	Assistant Secretary

Waters Corporation	First Amendment to Note Purchase Agreement

Jackson National Life Insurance Company
By:	PPM America, Inc., as attorney in fact,
on behalf of Jackson National Life Insurance
Company

By	/s/ Curtis A. Spillers
	Name:	Curtis A. Spillers, CFA
	Title:	Vice President

Waters Corporation	First Amendment to Note Purchase Agreement

Connecticut General Life Insurance Company
By:	Cigna Investments, Inc.
(authorized agent)

By	/s/ Robert W. Eccles
	Name:	Robert W. Eccles
	Title:	Senior Managing Director

Life Insurance Company of North America
By:	Cigna Investments, Inc.
(authorized agent)

By	/s/ Robert W. Eccles
	Name:	Robert W. Eccles
	Title:	Senior Managing Director

Waters Corporation	First Amendment to Note Purchase Agreement

Allianz Life Insurance Company of North America
By:	Allianz of America, Inc. as the authorized
signatory and investment manager

By	/s/ Gary Brown
	Name:	Gary Brown
	Title:	Assistant Treasurer

Waters Corporation	First Amendment to Note Purchase Agreement

United of Omaha Life Insurance Company
By	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Vice President

Waters Corporation	First Amendment to Note Purchase Agreement

Thrivent Financial for Lutherans
By	/s/ Patricia Eitrheim
	Name:	Patricia Eitrheim
	Title:	Director

Waters Corporation	First Amendment to Note Purchase Agreement

The Travelers Indemnity Company
By	/s/ Annette M. Masterson
	Name:	Annette M. Masterson
	Title:	Vice President

Waters Corporation	First Amendment to Note Purchase Agreement

American United Life Insurance Company
By	/s/ Mike Bullock
	Name:	Mike Bullock
	Title:	Vice President, Private Placements

The State Life Insurance Company

By:	American United Life Insurance Company
Its:	Agent

By	/s/ Mike Bullock
	Name:	Mike Bullock
	Title:	Vice President, Private Placements

Pioneer Mutual Life Insurance Company

By:	American United Life Insurance Company
Its:	Agent

By	/s/ Mike Bullock
	Name:	Mike Bullock
	Title:	Vice President, Private Placements

Waters Corporation	First Amendment to Note Purchase Agreement

CUNA Mutual Insurance Society
By:	MEMBERS Capital Advisors, Inc., acting
as Investment Advisor:

By	/s/ Allen R. Cantrell
	Name:	Allen R. Cantrell
	Title:	Director, Investments

Waters Corporation	First Amendment to Note Purchase Agreement

The Union Central Life Insurance Company Ameritas Life Insurance Corp. Acacia Life Insurance Company
By:	Summit Investment Advisors Inc., as Agent

By	/s/ Andrew S. White
Andrew S. White, Managing Director — Private
Placements

Waters Corporation	First Amendment to Note Purchase Agreement

Southern Farm Bureau Life Insurance Company
By	/s/ David Divine
	Name:	David Divine
	Title:	Portfolio Manager